Exhibit 99.1

Permian Resources Corporation Announces Secondary Public Offering of Class A Common Stock

September 19, 2023

MIDLAND, Texas —(BUSINESS WIRE)— Permian Resources Corporation (“Permian Resources” or the “Company”) (NYSE: PR) today announced the commencement of an underwritten public offering of an aggregate 20,300,000 shares of its Class A Common Stock, par value $0.0001 per share (“Class A common stock”), by certain affiliates of NGP Energy Capital Management, L.L.C. (the “Selling Stockholders”). Permian Resources will not sell any shares of Class A common stock in the offering and will not receive any proceeds therefrom. The Selling Stockholders expect to grant the underwriters a 30-day option to purchase up to an additional aggregate 3,045,000 shares of Class A common stock at the public offering price, less the underwriting discounts and commissions.

Concurrently with the closing of the offering, the Company intends to purchase (the “Concurrent OpCo Unit Purchase”) from the Selling Stockholders an aggregate 2,200,000 common units representing limited liability company interests (“OpCo Units”) in Permian Resources Operating, LLC, a Delaware limited liability company and a subsidiary of Permian Resources (“OpCo”), at a price per OpCo Unit equal to the price per share at which the underwriters purchase shares of Class A common stock in the offering and to cancel a corresponding number of shares of the Company’s Class C Common Stock, par value $0.0001 per share, held by the Selling Stockholders. The offering of Class A common stock is not conditioned upon the completion of the Concurrent OpCo Unit Purchase, but the Concurrent OpCo Unit Purchase is conditioned upon the completion of the offering.

J.P. Morgan, BofA Securities, and Truist Securities are serving as joint book-running managers for the offering. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The proposed offering is being made pursuant to a registration statement previously filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) that became automatically effective upon filing on September 9, 2022.

The proposed offering will be made only by means of a prospectus and prospectus supplement that meet the requirements under the Securities Act of 1933, as amended (the “Securities Act”). Copies of the preliminary prospectus supplement and accompanying base prospectus and final prospectus supplement, when available, may be obtained from: J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone at (866) 803-9204; BofA Securities: BofA Securities, NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, Attn: Prospectus Department or by email at dg.prospectus_requests@bofa.com; Truist Securities: Attention: Prospectus Department, 3333 Peachtree Road NE, 9th Floor, Atlanta, Georgia 30326, TruistSecurities.prospectus@Truist.com; or by accessing the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy shares of Class A common stock or any other securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful without registration or qualification under the securities laws of any such state or jurisdiction.

About Permian Resources

Headquartered in Midland, Texas, Permian Resources is an independent oil and natural gas company focused on the responsible acquisition, optimization and development of high return oil and natural gas properties. The Company’s assets and operations are located in the core of the Delaware Basin.

Cautionary Note Regarding Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this press release, regarding the completion of the offering and the Concurrent OpCo Unit Purchase, the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Be cautioned that these forward-looking statements are subject to all of the risk and uncertainties, most of which are difficult to predict and many of which are beyond Permian Resources’ control, incident to the development, production, gathering and sale of oil and natural gas. These risks include, but are not limited to, commodity price volatility, inflation, lack of availability of drilling and production equipment and services, risks relating to the Transaction (as defined below), including its consummation or the realization of the anticipated benefits and synergies therefrom. Actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those set forth in the Company’s filings with the SEC, including the prospectus relating to the offering, the Registration Statement (as defined below), its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and its subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors,” as may be updated from time to time in the Company’s periodic filings with the SEC. Any forward-looking statement in this press release speaks only as of the date of this release. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

No Offer or Solicitation

This press release relates to a proposed business combination transaction (the “Transaction”) between Earthstone Energy, Inc. (“Earthstone”) and Permian Resources. This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information

In connection with the Transaction, on September 6, 2023, Permian Resources filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) that includes a joint proxy statement of Earthstone and Permian Resources and a prospectus of Permian Resources. The Transaction will be submitted to Earthstone’s stockholders and Permian Resources’ stockholders for their consideration. Earthstone and Permian Resources may also file other documents with the SEC regarding the Transaction. The definitive joint proxy statement/prospectus will be sent to the stockholders of Permian Resources and Earthstone. This document is not a substitute for the registration statement and joint proxy statement/prospectus that will be filed with the SEC or any other documents that Permian Resources or Earthstone may file with the SEC or send to stockholders of Permian Resources or Earthstone, respectively, in connection with the Transaction.

INVESTORS AND SECURITY HOLDERS OF EARTHSTONE AND PERMIAN RESOURCES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders are able to obtain free copies of the registration statement and the joint proxy statement/prospectus and all other documents filed or that will be filed with the SEC by Permian Resources or Earthstone through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Earthstone are available free of charge on Earthstone’s website at https://www.earthstoneenergy.com, under the “Investors” tab, or by directing a request to Investor Relations, Earthstone Energy, Inc., 1400 Woodloch Forest Drive, Suite 300, The Woodlands, TX 77380, Tel. No. (281) 298-4246. Copies of documents filed with the SEC by Permian Resources will be made available free of charge on Permian Resources’ website at https://www.permianres.com, under the “Investor Relations” tab, or by directing a request to Investor Relations, Permian Resources Corporation, 300 N. Marienfeld St., Ste. 1000, Midland, TX 79701, Tel. No. (432) 695-4222.

Participants in the Solicitation

Permian Resources, Earthstone and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction. Information regarding Earthstone’s directors and executive officers is contained in the proxy statement for Earthstone’s 2023 Annual Meeting of Stockholders filed with the SEC on April 27, 2023, and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Earthstone’s website at https://www.earthstoneenergy.com.

Information regarding Permian Resources’ executive officers and directors is contained in the proxy statement for the Permian Resources’ 2023 Annual Meeting of Stockholders filed with the SEC on April 11, 2023 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the Permian Resources’ website at https://www.permianres.com. Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction. You may obtain free copies of this document as described above.

Contacts:

Hays Mabry – Sr. Director, Investor Relations

Mae Herrington – Engineering Advisor, Investor Relations

(832) 240-3265

ir@permianres.com